Filed Pursuant to Rule 497(e)
1933 Act File No. 033-116812
1940 Act File No. 811-05308

Perritt MicroCap Opportunities Fund, Inc.

August 30, 2004

Supplement to the Prospectus
dated February 29, 2004

Change in Address of the Adviser

Effective August 30, 2004, the address of the Fund and the Investment Adviser to the Fund, Perritt Capital Management Inc., has changed. The new address of the Fund and the Adviser is:

Perritt Capital Management 300 S. Wacker Dr., Suite 2880 Chicago, IL 60606

•	The address shown, on the front page of the prospectus, should read, "300 S. Wacker Dr., Suite 2880, Chicago, IL 60606."

•	The Adviser’s address as shown on page 8 of the prospectus, under the heading Management of the Fund, should be altered to the new address.

•	The address shown on the back cover, the address to which investors and shareholders may write to request a free copy of the current SAI or annual and semi-annual reports should read “300 S. Wacker Dr., Suite 2880, Chicago, IL 60606.”

Change in Redemption Fee Policy

Effective August 30, 2004 the policy for fees charged for early redemption (shares redeemed within 90 days of purchase) is amended as follows:

Many financial intermediaries do not have the systems capability to collect or track accurately the redemption fee due from the underlying account owners. Until these systems limitations are resolved, the Fund reserves the right to waive its redemption fee for these intermediaries. Many of these intermediaries include employee-sponsored retirement plans, including but not limited to 401(k) and 403(b) plans.

This amendment should follow the first paragraph under “Redeeming Shares” on page 12 of the prospectus dated February 29, 2004.

The date of this Supplement is August 30, 2004.

Please retain this Supplement for future reference.